Back to Form 8-K
Exhibit 10.1

APPENDIX X
[Amendment Number 7]

Agency Code 12000                                                      Contract No. C020454
Period 4/1/08-9/30/10                                                      Funding Amount for Period Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and WellCare of New York. Inc., (hereinafter referred to as the CONTRACTOR), to modify Contract Number C020454 as set forth below and to extend the contract period through September 30, 2010. The effective date of these modifications is April 1, 2008, unless otherwise noted below.

1.	Effective October 1, 2008, amend Section 1 "Definitions" to add a definition for "Medicaid Managed Care Quality Incentive" to read as follows:

"Medicaid Managed Care Quality Incentive" means a monetary incentive in the form of a percentage of the managed care capitation payment rates that is awarded to MCOs with superior performance in relation to a predetermined set of measures which may include quality of care, consumer satisfaction and compliance measures.

2.	Effective October 1, 2008, amend Section 2.7 "Termination" to read as follows:

2.7	Termination

                                a)            SDOH Initiated Termination

i)
SDOH shall have the right to terminate this Agreement, in whole or in part; for either the Contractor's MMC or FHPlus product; or for either or both products in specified counties of Contractor's service area, if the Contractor:

A)	takes any action that threatens the health, safety, or welfare of its Enrollees;
B)
has engaged in an unacceptable practice under 18 NYCRR Part 515, that affects the fiscal integrity of the MMC or FHPlus Program or engaged in an unacceptable practice pursuant to Section 27.2 of this Agreement;

C)	has its Certificate of Authority suspended, limited or revoked by SDOH;
D)
materially breaches the Agreement or fails to comply with any term or condition of this Agreement that is not cured within twenty (20) days, or to such longer period as the parties may agree, of SDOH's written request for compliance;

E)	becomes insolvent;
F)	brings a proceeding voluntarily, or has a proceeding brought against it involuntarily, under Title 11 of the U.S. Code (the Bankruptcy Code);
G)
knowingly has a director, officer, partner or person owning or controlling more than five percent (5%) of the Contractor's equity, or has an employment, consulting, or other agreement with such a person for the provision of items and/or services that are significant to the Contractor's contractual obligation who has been debarred or suspended by the federal, state or local government, or otherwise excluded from participating in procurement activities; or

Appendix X
MMC/FHPlus Contract Amendment
April 1, 2008

H)
failed to qualify for any incentive based on SDOH's Medicaid Managed Care Quality Incentive calculation in each of three consecutive years; after two consecutive years of failing to qualify for any such incentive, the Contractor will be notified by SDOH that the Contractor has one year remaining to raise its scores to the requisite level or be subject to SDOH-initiated termination or non-renewal of this Agreement. By December 1 of each calendar year, SDOH will issue the general parameters of the Quality Incentive measures to be implemented for the subsequent year which form the basis for awarding the Quality Incentive in the year following the measurement. In no instance will quality data scores for years prior to measurement year 2007 be utilized for contract termination.

ii)
The SDOH will notify the Contractor of its intent to terminate this Agreement for the Contractor's failure to meet the requirements of this Agreement and provide Contractor with a hearing prior to the termination.

iii)	If SDOH suspends, limits or revokes Contractor's Certificate of Authority under PHL § 4404, and:

A)
if such action results in the Contractor ceasing to have authority to serve the entire contracted service area, as defined by Appendix M of this Agreement, this Agreement shall terminate on the date the Contractor ceases to have such authority; or

B)
if such action results in the Contractor retaining authority to serve some portion of the contracted service area, the Contractor shall continue to offer its MMC and/or FHPlus products under this Agreement in any designated geographic areas not affected by such action, and shall terminate its MMC and/or FHPlus products in the geographic areas where the Contractor ceases to have authority to serve.

iv)	No hearing will be required if this Agreement terminates due to SDOH suspension, limitation or revocation of the Contractor's Certificate of Authority.

v)
Prior to the effective date of the termination the SDOH shall notify Enrollees of the termination, or delegate responsibility for such notification to the Contractor, and such notice shall include a statement that Enrollees may disenroll immediately without cause.

b)	Contractor and SDOH Initiated Termination

The Contractor and the SDOH each shall have the right to terminate this Agreement in its entirety, for either the Contractor's MMC or FHPlus product, or for either or both products in specified counties of the Contractor's service area, in the event that SDOH and the Contractor fail to reach agreement on the monthly Capitation Rates. In such event, the party exercising its right shall give the other party written notice specifying the reason for and the effective date of termination, which shall not be less time than will permit an orderly transition of Enrollees, but no more than ninety (90) days.

                                c)            Contractor Initiated Termination

i)
The Contractor shall have the right to terminate this Agreement in its entirety, for either the Contractor's MMC or FHPlus product, or for either or both products in specified counties of the Contractor's  service area,  in the event that SDOH materially breaches the Agreement or fails to comply with any term or condition of this Agreement that is not cured within twenty (20) days, or within such longer period as the parties may agree, of the Contractor's written request for compliance. The Contractor shall give SDOH written notice specifying the reason for and the effective date of the termination, which shall not be less time than will permit an orderly transition of Enrollees, but no more than ninety (90) days.

Appendix X
MMC/FHPlus Contract Amendment
April 1, 2008

ii)
The Contractor shall have the right to terminate this Agreement, in its entirety, for either the Contractor's MMC or FHPlus product, or for either or both products in specified counties of the Contractor's service area in the event that its obligations are materially changed by modifications to this Agreement and its Appendices by SDOH. In such event, Contractor shall give SDOH written notice within thirty (30) days of notification of changes to the Agreement or Appendices specifying the reason and the effective date of termination, which shall not be less time than will permit an orderly transition of Enrollees, but no more than ninety (90) days.

iii)
The Contractor shall have the right to terminate this Agreement in its entirety, for either the Contractor's MMC or FHPlus product, or for either or both products in specified counties of the Contractor's service area, if the Contractor is unable to provide services pursuant to this Agreement because of a natural disaster and/or an act of God to such a degree that Enrollees cannot obtain reasonable access to services within the Contractor's organization, and, after diligent efforts, the Contractor cannot make other provisions for the delivery of such services. The Contractor shall give SDOH written notice of any such termination that specifies:

A)	the reason for the termination, with appropriate documentation of the circumstances arising from a natural disaster and/or an act of God that preclude reasonable access to services;
B)	the Contractor's attempts to make other provision for the delivery of services; and
C)	the effective date of the termination, which shall not be less time than will permit an orderly transition of Enrollees, but no more than ninety (90) days.

                                 d)            Termination Due To Loss of Funding

 In the event that State and/or Federal funding used to pay for services under this Agreement is reduced so that payments cannot be made in full, this Agreement shall automatically terminate, unless both parties agree to a modification of the obligations under this Agreement. The effective date of such termination shall be ninety (90) days after the Contractor receives written notice of the reduction in payment, unless available funds are insufficient to continue payments in full during the ninety (90) day period, in which case SDOH shall give the Contractor written notice of the earlier date upon which the
 Agreement shall terminate. A reduction in State and/or Federal funding cannot reduce monies due and owing to the Contractor on or before the effective date of the termination of the Agreement.

3.            Amend Section 32.2 "Indemnification by SDOH" to read as follows:

32.2          Indemnification by SDOH

                                 Subject to the availability of lawful appropriations as required by State Finance Law § 41 and consistent with § 8 of the State Court of Claims Act, SDOH shall hold the Contractor harmless from and indemnify it for any final judgment of a court of competent jurisdiction to the extent attributable to the negligence of SDOH or its officers or employees when acting within the course and scope of their employment. Provisions concerning the SDOH's responsibility for any claims for liability as may arise during the term of this Agreement are set forth in the New York State Court of Claims Act, and any damages arising for such liability shall issue from the
                                 New York State Court of Claims Fund or any applicable, annual appropriation of the Legislature for the State of New York.

Appendix X
MMC/FHPlus Contract Amendment
April 1, 2008

4.	Amend Appendix D "New York State Department of Health Marketing Guidelines," Section D.3, 3. e) to read as follows:

e)
The Contractor shall limit the staffing (FTEs) involved in the marketing/facilitated enrollment process. The limit shall be set at 150 FTEs for New York City and 75 FTEs for the metropolitan New York City area defined as Nassau, Suffolk, Westchester and Rockland Counties. FTEs subject to the limit include Marketing Representatives, Facilitated Enrollers and any other staff that conduct new enrollments, provide community presentations on coverage options and/or engage in outreach activities designed to develop enrollment leads. Managers and retention staff are not included in the limit as long as they do not personally conduct enrollments.

5.
Add a Section 15 "Accessibility of State Agency Web-based Intranet and Internet Information and Applications" and a Section 16 "New York State Tax Law Section 5-a" to Appendix R "Additional Specifications for the MMC and FHPlus Agreement" to read as follows:

15.	Accessibility of State Agency Web-based Intranet and Internet Information and Applications

Any web-based intranet and internet information and applications development, or programming delivered pursuant to the contract will comply with NYS Office for Technology Policy P04-002, "Accessibility of New York State Web-based Intranet and Internet Information and Applications", and NYS Mandatory Technology Standard S04-001, as such policy or standard may be amended, modified or superseded, which requires that state agency web-based intranet and internet information and applications are accessible to persons with disabilities. Web content must conform to NYS Mandatory Technology Standard S04-001, as determined by quality assurance testing. Such quality assurance testing will be conducted by Department of Health, contractor or other, and the results of such testing must be satisfactory to the Department of Health before web content will be considered a qualified deliverable under the contract.

16.           New York State Tax Law Section 5-a

Section 5-a of the Tax Law, as amended, effective April 26, 2006, requires certain contractors awarded state contracts for commodities, services and technology valued at more than $100,000 to certify to the New York State Department of Tax and Finance (DTF) that they are registered to collect New York State and local sales and compensating use taxes. The law applies to contracts where the total amount of such contractors' sales delivered into New York State are in excess of $300,000 for the four quarterly periods immediately preceding the quarterly period in which the certification is made, and with respect to any affiliates and subcontractors whose sales delivered into New York State exceeded $300,000 for the four quarterly periods immediately preceding the quarterly period in which the certification is made.

This law imposes upon certain contractors the obligation to certify whether or not the contractor, its affiliates, and its subcontractors are required to register to collect sales and compensating use tax and contractors must certify to DTF that each affiliate and subcontractor exceeding such sales threshold is registered with DTF to collect New York State and local sales and compensating use taxes. The law prohibits the State Comptroller, or other approving agencies, from approving a contract awarded to an offerer meeting the registration requirements but who is not so registered in accordance with the law.

Appendix X
MMC/FHPlus Contract Amendment
April 1, 2008

Contractor must complete and submit directly to the New York State Taxation and Finance, Contractor Certification Form ST-220-TD. Unless the information upon which the ST-220-TD is based changes, this form only needs to be filed once with DTF. If the information changes for the contractor, its affiliate(s), or its subcontractor(s), a new form (ST-220-TD) must be filed with DTF.

Contractor must complete and submit to the Department of Health the form ST-220-CA certifying that the contractor filed the ST-220-TD with DTF. Failure to make either of these filings may render an offerer non-responsive and non-responsible. Offerers shall take the necessary steps to provide properly certified forms within a timely manner to ensure compliance with the law.

6.	The attached Appendix A, "New York State Standard Clauses," is substituted for the period beginning April 1, 2008.

7.	The attached Appendix L, "Approved Capitation Payment Rates," is substituted for the period beginning April 1, 2008.

All other provisions of said AGREEMENT shall remain in full force and effect.

Appendix X
MMC/FHPlus Contract Amendment
April 1, 2008

IN WITNESS WHEREOF, the parties hereto have executed or approved this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR	STATE AGENCY SIGNATURE
By: /s/ Heath Schiesser Heath Schiesser (Printed Name)	By: /s/ Vallencia Lloyd Vallencia Lloyd (Printed Name)
Title: President & CEO	Title: Deputy Dir, DMC
Date: 7-14-08	Date: 8/27/08

State Agency Certification: In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.

STATE OF FLORIDA                         )
)                      SS.:
County of Hillsborough                      )

On the 14th day of July 2008, before me personally appeared Heath Schiesser, to me known, who being by me duly sworn, did depose and say that he/she resides at 5416 Avenue Simone, Lutz, FL, that he/she is the President and CEO of WellCare of New York, Inc., the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

/s/ Cathleen McGlynn
(Notary)

SEAL

Approved:	Approved:
ATTORNEY GENERAL _______________________________________	Thomas P. DiNapoli STATE COMPTROLLER ___________________________________________

Title: APPROVED AS TO FORM NYS ATTORNEY GENERAL	Title: APPROVED DEPT. OF AUDIT & CONTROL
Date: SEP 04 2008	Date: SEP 25 2008

           /s/ Lorraine I. Remo                                                                                                                                            /s/ Name Illegible
           LORRAINE I. REMO                                                                                                                                          FOR THE STATE COMPTROLLER
           ASSOCIATE ATTORNEY
Appendix X
MMC/FHPlus Contract Amendment
April 1, 2008

STANDARD CLAUSES FOR NYS CONTRACTS	APPENDIX A

    STANDARD CLAUSES FOR NYS CONTRACTS

     The parties to the attached contract, license, lease, amendment or other agreement of any kind (hereinafter, "the contract" or "this contract") agree to be bound by the following clauses which are hereby made a part of the contract (the word "Contractor" herein refers to any party other than the State, whether a contractor, licenser, licensee, lessor, lessee or any other party):

1.      EXECUTORY CLAUSE. In accordance with Section 41 of the State Finance Law, the State shall have no liability under this contract to the Contractor or to anyone else beyond funds appropriated and available for this contract.

2.      NON-ASSIGNMENT CLAUSE. In accordance with Section 138 of the State Finance Law, this contract may not be assigned by the Contractor or its right, title or interest therein assigned, transferred, conveyed, sublet or otherwise disposed of without the previous consent, in writing, of the State and any attempts to assign the contract without the State's written consent are null and void. The Contractor may, however, assign its right to receive payment without the State's prior written consent unless this contract concerns Certificates of Participation pursuant to Article 5-A of the State Finance Law.

3.      COMPTROLLER'S APPROVAL. In accordance with Section 112 of the State Finance Law (or, if this contract is with the State University or City University of New York, Section 355 or Section 6218 of the Education Law), if this contract exceeds $50,000 (or the minimum thresholds agreed to by the Office of the State Comptroller for certain S.U.N.Y. and C.U.N.Y. contracts), or if this is an amendment for any amount to a contract which, as so amended, exceeds said statutory amount, or if, by this contract, the State agrees to give something other than money when the value or reasonably estimated value of such consideration exceeds $10,000, it shall not be valid, effective or binding upon the State until it has been approved by the State Comptroller and filed in his office. Comptroller's approval of contracts let by the Office of General Services is required when such contracts exceed $85,000 (State Finance Law Section 163.6.a).

4.      WORKERS' COMPENSATION BENEFITS. In accordance with Section 142 of the State Finance Law, this contract shall be void and of no force and effect unless the Contractor shall provide and maintain coverage during the life of this contract for the benefit of such employees as are required to be covered by the provisions of the Workers' Compensation Law.

5.      NON-DISCRIMINATION REQUIREMENTS. To the extent required by Article 15 of the Executive Law (also known as the Human Rights Law) and all other State and Federal statutory and constitutional non-discrimination provisions, the Contractor will not discriminate against any employee or applicant for employment because of race, creed, color, sex, national origin, sexual orientation, age, disability, genetic predisposition or carrier status, or marital status. Furthermore, in accordance with Section 220-e of the Labor Law, if this is a contract for the construction, alteration or repair of any public building or public work or for the manufacture, sale or distribution of materials, equipment or supplies, and to the extent that this contract shall be performed within the State of New York, Contractor agrees that neither it nor its subcontractors shall, by reason of race, creed, color, disability, sex, or national origin: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work; or (b) discriminate against or intimidate any employee hired for the performance of work under this contract. If this is a building service contract as defined in Section 230 of the Labor Law, then, in accordance with Section 239 thereof, Contractor agrees that neither it nor its subcontractors shall by reason of race, creed, color, national origin, age, sex or disability: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work; or (b) discriminate against or intimidate any employee hired for the performance of work under this contract. Contractor is subject to fines of $50.00 per person per day for any violation of Section 220-e or Section 239 as well as possible termination of this contract and forfeiture of all moneys due hereunder for a second or subsequent violation.

6.      WAGE AND HOURS PROVISIONS. If this is a public work contract covered by Article 8 of the Labor Law or a building service contract covered by Article 9 thereof, neither Contractor's employees nor the employees of its subcontractors may be required or permitted to work more than the number of hours or days stated in said statutes, except as otherwise provided in the Labor Law and as set forth in prevailing wage and supplement schedules issued by the State Labor Department. Furthermore, Contractor and its subcontractors must pay at least the prevailing wage rate and pay or provide the prevailing supplements, including the premium rates for overtime pay, as determined by the State Labor Department in accordance with the Labor Law.

7.      NON-COLLUSIVE BIDDING CERTIFICATION. In accordance with Section 139-d of the State Finance Law, if this contract was awarded based upon the submission of bids, Contractor affirms, under penalty of perjury, that its bid was arrived at independently and without collusion aimed at restricting competition. Contractor further affirms that, at the time Contractor submitted its bid, an authorized and responsible person executed and delivered to the State a non-collusive bidding certification on Contractor's behalf.

8.      INTERNATIONAL BOYCOTT PROHIBITION. In accordance with Section 220-f of the Labor Law and Section 139-h of the State Finance Law, if this contract exceeds $5,000, the Contractor agrees, as a material condition of the contract, that neither the Contractor nor any substantially owned or affiliated person, firm, partnership or corporation has participated, is participating, or shall participate in an international boycott in violation of the federal Export Administration Act of 1979 (50 USC App. Sections 2401 et seq.) or regulations thereunder. If such Contractor, or any of the aforesaid affiliates of Contractor, is convicted or is otherwise found to have violated said laws or regulations upon the final determination of the United States Commerce Department or any other appropriate agency of the United States subsequent to the contract's execution, such contract, amendment or modification thereto shall be rendered forfeit and void. The Contractor shall so notify the State Comptroller within five (5) business days of such conviction, determination or disposition of appeal (2NYCRR 105.4).

9.      SET-OFF RIGHTS. The State shall have all of its common law, equitable and statutory rights of set-off. These rights shall include, but not be limited to, the State's option to withhold for the purposes of setoff any moneys due to the Contractor under this contract up to any amounts due and owing to the State with regard to this contract, any other contract with any State department or agency, including any contract for a term commencing prior to the term of this contract, plus any amounts due and owing to the State for any other reason including, without limitation, tax delinquencies, fee delinquencies or monetary penalties relative thereto. The State shall exercise its set-off rights in accordance with normal State practices including, in cases of set-off pursuant to an audit, the finalization of such audit by the State agency, its representatives, or the State Comptroller.

10.    RECORDS. The Contractor shall establish and maintain complete and accurate books, records, documents, accounts and other evidence directly pertinent to performance under this contract (hereinafter, collectively, "the Records"). The Records must be kept for the balance of the calendar year in which they were made and for six (6) additional years thereafter. The State Comptroller, the Attorney General and any other person or entity authorized to conduct an examination, as well as the agency or agencies involved in this contract, shall have access to the Records during normal business hours at an office of the Contractor within the State of New York or, if no such' office is available, at a mutually agreeable and reasonable venue within the State, for the term specified above for the purposes of inspection, auditing and copying. The State shall take reasonable steps to protect from public disclosure any of the Records which are exempt from disclosure under Section 87 of the Public Officers Law (the "Statute") provided that: (i) the Contractor shall timely inform an appropriate State official, in writing, that said records should not be disclosed; and (ii) said records shall be sufficiently identified; and (iii) designation of said records as exempt under the Statute is reasonable. Nothing contained herein shall diminish, or in any way adversely affect, the State's right to discovery in any pending or future litigation.

June, 2006

STANDARD CLAUSES FOR NYS CONTRACTS	APPENDIX A

11.    IDENTIFYING INFORMATION AND PRIVACY NOTIFICATION, (a) FEDERAL EMPLOYER IDENTIFICATION NUMBER and/or FEDERAL SOCIAL SECURITY NUMBER. All invoices or New York State standard vouchers submitted for payment for the sale of goods or services or the lease of real or personal property to a New York State agency must include the payee's identification number, i.e., the seller's or lessor's identification number. The number is either the payee's Federal employer identification number or Federal social security number, or both such numbers when the payee has both such numbers. Failure to include this number or numbers may delay payment. Where the payee does not have such number or numbers, the payee, on its invoice or New York State standard voucher, must give the reason or reasons why the payee does not have such number or numbers.

(b) PRIVACY NOTIFICATION. (1) The authority to request the above personal information from a seller of goods or services or a lessor of real or personal property, and the authority to maintain such information, is found in Section 5 of the State Tax Law. Disclosure of this information by the seller or lessor to the State is mandatory. The principal purpose for which the information is collected is to enable the State to identify individuals, businesses and others who have been delinquent in filing tax returns or may have understated their tax liabilities and to generally identify persons affected by the taxes administered by the Commissioner of Taxation and Finance. The information will be used for tax administration purposes and for any other purpose authorized by law.

(2) The personal information is requested by the purchasing unit of the agency contracting to purchase the goods or services or lease the real or personal property covered by this contract or lease. The information is maintained in New York State's Central Accounting System by the Director of Accounting Operations, Office of the State Comptroller, 110 State Street, Albany, New York 12236.

12.    EQUAL EMPLOYMENT OPPORTUNITIES FOR MINORITIES AND WOMEN. In accordance with Section 312 of the Executive Law, if this contract is: (i) a written agreement or purchase order instrument, providing for a total expenditure in excess of $25,000.00, whereby a contracting agency is committed to expend or does expend funds in return for labor, services, supplies, equipment, materials or any combination of the foregoing, to be performed for, or rendered or furnished to the contracting agency; or (ii) a written agreement in excess of $100,000.00 whereby a contracting agency is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon; or (iii) a written agreement in excess of $100,000.00 whereby the owner of a State assisted housing project is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon for such project, then:

(a)         The Contractor will not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, age, disability or marital status, and will undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination.    Affirmative action shall mean recruitment, employment, job assignment, promotion, upgradings, demotion, transfer, layoff, or termination and rates of pay or other forms of compensation;

(b)         at the request of the contracting agency, the Contractor shall request each employment agency, labor union, or authorized representative of workers with which it has a collective bargaining or other agreement or understanding, to furnish a written statement that such employment agency, labor union or representative will not discriminate on the basis of race, creed, color, national origin, sex, age, disability or marital status and that such union or representative will affirmatively cooperate in the implementation of the contractor's obligations herein; and

(c)         the Contractor shall state, in all solicitations or advertisements for employees, that, in the performance of the State contract, all qualified applicants will be afforded equal employment opportunities without discrimination because of race, creed, color, national origin, sex, age, disability or marital status.

Contractor will include the provisions of "a", "b", and "c" above, in every subcontract over $25,000.00 for the construction, demolition, replacement, major repair, renovation, planning or design of real property and improvements thereon (the "Work") except where the Work is for the beneficial use of the Contractor. Section 312 does not apply to: (i) work, goods or services unrelated to this contract; or (ii) employment outside New York State; or (iii) banking services, insurance policies or the sale of securities. The State shall consider compliance by a contractor or subcontractor with the requirements of any federal law concerning equal employment opportunity which effectuates the purpose of this section. The contracting agency shall determine whether the imposition of the requirements of the provisions hereof duplicate or conflict with any such federal law and if such duplication or conflict exists, the contracting agency shall waive the applicability of Section 312 to the extent of such duplication or conflict. Contractor will comply with all duly promulgated and lawful rules and regulations of the Governor's Office of Minority and Women's Business Development pertaining hereto.

13.   CONFLICTING TERMS. In the event of a conflict between the terms of the contract (including any and all attachments thereto and amendments thereof) and the terms of this Appendix A, the terms of this Appendix A shall control.

14.   GOVERNING LAW. This contract shall be governed by the laws of the State of New York except where the Federal supremacy clause requires otherwise.

15.   LATE PAYMENT. Timeliness of payment and any interest to be paid to Contractor for late payment shall be governed by Article 11-A of the State Finance Law to the extent required by law.

16.    NO ARBITRATION. Disputes involving this contract, including the breach or alleged breach thereof, may not be submitted to binding arbitration (except where statutorily authorized), but must, instead, be heard in a court of competent jurisdiction of the State of New York.

17.    SERVICE OF PROCESS. In addition to the methods of service allowed by the State Civil Practice Law & Rules ("CPLR"), Contractor hereby consents to service of process upon it by registered or certified mail, return receipt requested. Service hereunder shall be complete upon Contractor's actual receipt of process or upon the State's receipt of the return thereof by the United States Postal Service as refused or undeliverable. Contractor must promptly notify the State, in writing, of each and every change of address to which service of process can be made. Service by the State to the last known address shall be sufficient. Contractor will have thirty (30) calendar days after service hereunder is complete in which to respond.

June, 2006

STANDARD CLAUSES FOR NYS CONTRACTS	APPENDIX A

18.    PROHIBITION ON PURCHASE OF TROPICAL HARDWOODS. The Contractor certifies and warrants that all wood products to be used under this contract award will be in accordance with, but not limited to, the specifications and provisions of State Finance Law §165. (Use of Tropical Hardwoods) which prohibits purchase and use of tropical hardwoods, unless specifically exempted, by the State or any governmental agency or political subdivision or public benefit corporation. Qualification for an exemption under this law will be the responsibility of the contractor to establish to meet with the approval of the State.

In addition, when any portion of this contract involving the use of woods, whether supply or installation, is to be performed by any subcontractor, the prime Contractor will indicate and certify in the submitted bid proposal that the subcontractor has been informed and is in compliance with specifications and provisions regarding use of tropical hardwoods as detailed in §165 State Finance Law. Any such use must meet with the approval of the State; otherwise, the bid may not be considered responsive. Under bidder certifications, proof of qualification for exemption will be the responsibility of the Contractor to meet with the approval of the State.

19.    MACBRIDE   FAIR   EMPLOYMENT   PRINCIPLES.  In accordance with the MacBride Fair Employment Principles (Chapter 807 of the Laws of 1992), the Contractor hereby stipulates that the Contractor either (a) has no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations in Northern Ireland in accordance with the MacBride Fair Employment Principles (as described in Section 165 of the New York State Finance Law), and shall permit independent monitoring of compliance with such principles.

20.    OMNIBUS PROCUREMENT ACT OF 1992. It is the policy of New York State to maximize opportunities for the participation of New York State business enterprises, including minority and women-owned business enterprises as bidders, subcontractors and suppliers on its procurement contracts.

Information on the availability of New York State subcontractors and suppliers is available from:

NYS Department of Economic Development
Division for Small Business
30 South Pearl St -- 7th Floor
Albany, New York 12245
Telephone: 518-292-5220
Fax: 518-292-5884
http://www.empire.state.ny.us

A directory of certified minority and women-owned business enterprises is available from:

NYS Department of Economic Development
Division of Minority and Women's Business Development
30 South Pearl St - 2nd Floor
Albany, New York 12245
Telephone: 518-292-5250
Fax: 518-292-5803
http://www.empire.state.ny.us

The Omnibus Procurement Act of 1992 requires that by signing this bid proposal or contract, as applicable, Contractors certify that whenever the total bid amount is greater than $1 million:

(a)        The Contractor has made reasonable efforts to encourage the participation of New York State Business Enterprises as suppliers and subcontractors, including certified minority and women-owned business enterprises, on this project, and has retained the documentation of these efforts to be provided upon request to the State;

 (b)         The Contractor has complied with the Federal Equal Opportunity Act of 1972 (P.L. 92-261), as amended;

(c)         The Contractor agrees to make reasonable efforts to provide notification to New York State residents of employment opportunities on this project through listing any such positions with the Job Service Division of the New York State Department of Labor, or providing such notification in such manner as is consistent with existing collective bargaining contracts or agreements. The Contractor agrees to document these efforts and to provide said documentation to the State upon request; and

(d)         The Contractor acknowledges notice that the State may seek to obtain offset credits from foreign countries as a result of this contract and agrees to cooperate with the State in these efforts.

21.    RECIPROCITY AND SANCTIONS PROVISIONS. Bidders are hereby notified that if their principal place of business is located in a country, nation, province, state or political subdivision that penalizes New York State vendors, and if the goods or services they offer will be substantially produced or performed outside New York State, the Omnibus Procurement Act 1994 and 2000 amendments (Chapter 684 and Chapter 383, respectively) require that they be denied contracts which they would otherwise obtain. NOTE: As of May 15, 2002, the list of discriminatory jurisdictions subject to this provision includes the states of South Carolina, Alaska, West Virginia, Wyoming, Louisiana and Hawaii. Contact NYS Department of Economic Development for a current list of jurisdictions subject to this provision.

22.    PURCHASES OF APPAREL. In accordance with State Finance Law 162 (4-a), the State shall not purchase any apparel from any vendor unable or unwilling to certify that: (i) such apparel was manufactured in compliance with all applicable labor and occupational safety laws, including, but not limited to, child labor laws, wage and hours laws and workplace safety laws, and (ii) vendor will supply, with its bid (or, if not a bid situation, prior to or at the time of signing a contract with the State), if known, the names and addresses of each subcontractor and a list of all manufacturing plants to be utilized by the bidder.

June, 2006

STANDARD CLAUSES FOR NYS CONTRACTS	APPENDIX A

THIS PAGE IS INTENTIONALLY LEFT BLANK

June, 2006

APPENDIX L
Approved Capitation Payment Rates

APPENDIX L
April 1,2008
L-l

WELLCARE  OF  NEW  YORK,   INC.
Medicaid Managed  Care  Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Northeast
Reinsurance: No	County: ALBANY

Premium Group	Rate Amount
TANF/SN Children	$104.98
TANF Adult	$251.84
SSI Children	$201.23
SSI Adult	$553.84
Maternity Kick Payment	$5,224.48
Newborn Kick Payment	$2,045.37

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☑ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE  OF  NEW  YORK,   INC.
Medicaid  Managed  Care  Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Central
Reinsurance: No	County: COLUMBIA

Premium Group	Rate Amount
TANF/SN Children	$108.04
TANF Adult	$274.83
SSI Children	$193.29
SSI Adult	$509.93
Maternity Kick Payment	$5,668.30
Newborn Kick Payment	$2,221.60

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☑ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE  OF  NEW  YORK,   INC.
Medicaid Managed Care  Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Mid-Hudson
Reinsurance: No	County: DUTCHESS

Premium Group	Rate Amount
TANF/SN Children	$120.43
TANF Adult	$289.19
SSI Children	$201.90
SSI Adult	$561.26
Maternity Kick Payment	$6,187.83
Newborn Kick Payment	$2,623.69

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE  OF  NEW  YORK,   INC.
Medicaid Managed  Care Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Central
Reinsurance: No	County: GREENE

Premium Group	Rate Amount
TANF/SN Children	$105.97
TANF Adult	$271.58
SSI Children	$189.79
SSI Adult	$504.22
Maternity Kick Payment	$5,668.30
Newborn Kick Payment	$2,221.60

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Mid-Hudson
Reinsurance: No	County: ORANGE

Premium Group	Rate Amount
TANF/SN Children	$119.20
TANF Adult	$285.18
SSI Children	$197.93
SSI Adult	$551.99
Maternity Kick Payment	$6,187.83
Newborn Kick Payment	$2,623.69

Optional Benefits Offered:
☐ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE  OF  NEW  YORK,   INC.
Medicaid Managed Care  Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Northeast
Reinsurance: No	County: RENSSELAER

Premium Group	Rate Amount
TANF/SN Children	$102.92
TANF Adult	$248.59
SSI Children	$197.73
SSI Adult	$548.20
Maternity Kick Payment	$5,224.48
Newborn Kick Payment	$2,045.37

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE  OF  NEW  YORK,   INC.
Medicaid Managed  Care Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Northern Metro
Reinsurance: No	County: ROCKLAND

Premium Group	Rate Amount
TANF/SN Children	$104.95
TANF Adult	$257.96
SSI Children	$202.70
SSI Adult	$510.07
Maternity Kick Payment	$5,365.27
Newborn Kick Payment	$1,910.46

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 04/01/08
Approved by DOB: Yes	Region: Mid-Hudson
Reinsurance: No	County: ULSTER

Premium Group	Rate Amount
TANF/SN Children	$119.20
TANF Adult	$285.18
SSI Children	$197.93
SSI Adult	$551.99
Maternity Kick Payment	$6,187.83
Newborn Kick Payment	$2,623.69

Optional Benefits Offered:
☐ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC

Family Health Plus Rates
Effective April 1, 2008

			Optional benefits covered
County	FHPlus	Maternity Kicks	Family Planning	Dental
ALBANY	$309.54	$5,224.48	Yes	Yes
COLUMBIA	$319.50	$5,668.30	Yes	Yes
DUTCHESS	$324.83	$6,187.83	Yes	Yes
GREENE	$319.50	$5,668.30	Yes	Yes
NEW YORK CITY	$220.17	$5,908.52	Yes	Yes
ORANGE	$324.83	$6,187.83	Yes	Yes
RENSSELAER	$309.54	$5,224.48	Yes	Yes
ROCKLAND	$311.01	$5,365.27	Yes	Yes
ULSTER	$324.83	$6,187.83	Yes	Yes